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                                                               EXHIBIT 23.8

                  CONSENT OF PERSON TO BECOME A DIRECTOR

  I, James C. Dewar, hereby consent to being named in the Form S-4 Registration Statement of USBANCORP, Inc. ("USBANCORP") and in the Joint Proxy
Statement/Prospectus of USBANCORP and Johnstown Savings Bank contained therein as a person who may become a director of USBANCORP.


                                                 /s/ James C. Dewar
                                          -------------------------------------

                                                   James C. Dewar

Dated: April 26, 1994